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Exhibit 10.7

THIRD AMENDMENT TO
AMENDED RESTATED CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective as of June 23, 2004, by and among COMFORT SYSTEMS USA, INC., a Delaware corporation ("Borrower"); BANK OF TEXAS NA, as a Lender and as Administrative Agent ("Administrative Agent"); HIBERNIA NATIONAL BANK, as a Lender and as Documentation Agent; and the Lenders ("Lenders") and Guarantors ("Guarantors") set forth on the signature pages hereto.

R E C I T A L S:

        WHEREAS, Borrower, the Administrative Agent, the Document Agent and the Lenders entered into an Amended and Restated Credit Agreement dated December 31, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2004, and the Second Amendment to Amended and Restated Credit Agreement dated as of June 10, 2004 (the "Credit Agreement"), pursuant to which Borrower amended and restated the Prior Credit Documents; and

        WHEREAS, Borrower, Administrative Agent, Document Agent, Lenders and Guarantors desire to amend the Credit Agreement as herein set forth to correct a typographical error and to clarify that certain changes, amendments, or modifications to the terms of the Indemnity Agreement will not constitute a change, amendment or modification which could reasonably be expected to adversely affect a Lender Party.

        NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

        2.     Amendments to the Credit Agreement.    The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a)   Definitions.    Article I of the Credit Agreement is hereby amended by adding the following new defined terms and their definitions in proper alphabetical sequence as follows:

            "'Bonded Contract Ratio' means the percentage determined by dividing Bonded Receivables as of the end of the applicable Fiscal Quarter by the sum of Bonded Receivables plus Eligible Receivables as of the end of such Fiscal Quarter.

            'Bonded Contract Ratio Certificate' means a report in the form attached hereto as Exhibit 6.2(e), appropriately completed, which reflects the Bonded Contract Ratio as of the end of the preceding Fiscal Quarter."

          (b)   To correct a typographical error, Section 4.2(c) is amended in its entirety to read as follows:

            "The making of such Loan or the issuance of such Letter of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law."

          (c)   Section 6.2 is amended by adding a new Section 6.2(e) immediately following Section 6.2 (d) to read as follows:

            "(e) As soon as available, and in any event within twenty (20) days after the end of each Fiscal Quarter in each Fiscal Year, a Bonded Contract Ratio Certificate substantially in the form of Exhibit 6.2(e), duly completed by an authorized officer of Borrower, with information required therein completed to reflect the Bonded Contract Ratio as of the end of the preceding Fiscal Quarter."

          (d)   Section 7.12 is amended in its entirety to read as follows:

            "Section 7.12 Indemnity Agreement.

          (a)   Borrower will not and will not permit any Restricted Person to, directly or indirectly, change, amend, or otherwise modify the terms of the Indemnity Agreement if such change, amendment or modification could reasonably be expected to adversely affect a Lender Party.

          (b)   For purposes of this Section an amendment to the Indemnity Agreement which provides for bonding capacity as of the end of any Fiscal Quarter (i) in an amount equal to or less than $145,000,000 (without regard to the Bonded Contract Ratio) or (ii) in an amount greater than $145,000,000 but not in excess of (x) the amount which will cause the Bonded Contract Ratio as of the end of such Fiscal Quarter to exceed 30 percent or (y) $225,000,000, whichever is less, shall not be considered a direct or indirect change, amendment, or modification which could reasonably be expected to adversely affect a Lender Party.

          (c)   Notwithstanding the provisions of subsection (a) of this Section, a Restricted Person which has executed a Guaranty and such other documentation as may be required by the Administrative Agent, may become an additional "Principal" and "Indemnitor" (as those terms are defined in the Indemnity Agreement) under the Indemnity Agreement."

          (e)   The Credit Agreement is hereby amended by adding the following new exhibit in proper numerical sequence as follows:

"EXHIBIT 6.2(e)

BONDED CONTRACT RATIO CERTIFICATE

        FOR THE FISCAL QUARTER BEGINNING                        , 200
AND ENDING                        , 200

To:    BANK OF TEXAS NA, ADMINISTRATIVE AGENT

From:    COMFORT SYSTEMS USA, INC.

Date:                        , 200

Re:
Amended and Restated Credit Agreement dated December 31, 2003, (including any amendments or modifications thereof, the "Credit Agreement"), among Comfort Systems USA, Inc. (the "Company"); Bank of Texas NA, as Administrative Agent, Hibernia National Bank, as Documentation Agent; and Certain Financial Institutions, as Lenders

        This Bonded Contract Ratio Certificate is delivered pursuant to the Credit Agreement. All capitalized terms used but not defined herein shall have the respective meanings specified in the Credit Agreement.

        For the purpose of determining the Bonded Contract Ratio, the undersigned does hereby certify that as of                        , 200            , as follows:

A.	Bonded Receivables:

B.	Eligible Receivables:

C.	Total:

D.	Bonded Contract Ratio (line A divided by line C):	"

        3.     Conditions Precedent to Effectiveness of Amendment.    This Amendment shall become effective when, and only when, the Administrative Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent:

          (a)   Counterparts of this Amendment duly executed by Borrower, Guarantors and Lenders;

          (b)   Payment by Borrower of the reasonable fees and expenses of counsel to the Administrative Agent connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby.

        4.     Representations and Warranties of Borrower.    Borrower represents and warrants as follows:

          (a)   Borrower and Guarantors are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

          (b)   After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

          (c)   After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default; and

          (d)   When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

        5.     Reference to and Effect on the Loan Documents.

          (a)   Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)   Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Credit Agreement as amended hereby, the Notes, and under the Security Documents.

          (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

        6.     Costs and Expenses.    Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

        7.     Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        8.     Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

        9.     Final Agreement.    THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:
COMFORT SYSTEMS USA, INC.
By:	/s/ J. GORDON BEITTENMILLER J. Gordon Beittenmiller Executive Vice President and Chief Financial Officer
LENDERS:
BANK OF TEXAS NA, Administrative Agent and Lender
By:	/s/ GALE SMITH, JR. H. Gale Smith, Jr. Senior Vice President

HIBERNIA NATIONAL BANK, Documentation Agent, LC Issuer and Lender
By:	/s/ MICHAEL MEISS Michael Meiss Senior Vice President
BANK OF SCOTLAND, Lender
By:	/s/ First Vice President
FirstCapital Bank, ssb, Lender
By:	/s/ WILLIAM H. FOWLER William H. Fowler Senior Vice President
RZB FINANCE LLC, Lender
By:	/s/
By:	/s/
FIRST BANK & TRUST, Lender
By:	/s/ MICHAEL S. MARTIN Michael S. Martin Vice President
GUARANTORS:
ACI MECHANICAL, INC.
ACI MECHANICAL USA, INC.

ARC COMFORT SYSTEMS USA, INC.
ACCURATE AIR SYSTEMS, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
ACCU-TEMP GP, INC. ACCU-TEMP LP, INC.
AIR TEMP, INC.
ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as acting member
ATLAS AIR CONDITIONING COMPANY, L.P., by Atlas-Accurate Holdings, L.L.C. as general partner
BATCHELOR'S MECHANICAL CONTRACTORS, INC.
BCM CONTROLS CORPORATION
CALIFORNIA COMFORT SYSTEMS USA, INC.
CEL, INC.
CENTRAL MECHANICAL, INC.
CLIMATE CONTROL, INC.
COMFORT SYSTEMS USA (ARKANSAS), INC.
COMFORT SYSTEMS USA (BALTIMORE), INC.
COMFORT SYSTEMS USA (BOWLING GREEN), INC.

COMFORT SYSTEMS USA (BRISTOL), INC.
COMFORT SYSTEMS USA (CLEVELAND), INC.
COMFORT SYSTEMS USA (FLORIDA), INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (HARTFORD), INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as acting member
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.
CS44 ACQUISITION CORP.
CS53 ACQUISITION CORP.
DESIGN MECHANICAL INCORPORATED
EASTERN HEATING & COOLING, INC.
ESS ENGINEERING, INC.

GULFSIDE MECHANICAL, INC.
H & M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
INDUSTRIAL COOLING INC.
J & J MECHANICAL, INC.
JAMES AIR CONDITIONING ENTERPRISE INC.
MARTIN HEATING, INC.
MECHANICAL SERVICE GROUP, INC.
MECHANICAL TECHNICAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
MJ MECHANICAL SERVICES, INC.
NEEL MECHANICAL CONTRACTORS, INC.
NORTH AMERICAN MECHANICAL, INC.
QUALITY AIR HEATING & COOLING, INC.
S&K AIR CONDITIONING CO., INC.
S. I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.

SA ASSOCIATES, INC.
SALMON & ALDER, LLC, by SA Associates, Inc. as acting member
SEASONAIR, INC.
SHEREN PLUMBING & HEATING, INC.
TARGET CONSTRUCTION, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY
TRI-CITY MECHANICAL, INC.
UNITED ENVIRONMENTAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
WESTERN BUILDING SERVICES, INC.
By:	/s/ J. GORDON BEITTENMILLER J. GORDON BEITTENMILLER, Vice President and Assistant Secretary

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  Exhibit 10.7
THIRD AMENDMENT TO AMENDED RESTATED CREDIT AGREEMENT